EXHIBIT 10.16

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“Guaranty”) is made as of August 1, 2006 by SCOTT RUTHERFORD and CHANDRA BRECHIN (individually or collectively, as the context may require, “Guarantor”), for the benefit of AMERICAN BANK (“Lender”).

Recitals

Lender has agreed to make a loan to Tactical Solution Partners, Inc., a Delaware corporation (“Borrower”), in the maximum principal amount of $1,500,000 (“Loan”). Lender has required, as a condition precedent to making the Loan, that Guarantor execute and deliver this Guaranty to Lender. Guarantor will receive substantial financial benefits as a result of the Loan, and therefore is willing to execute and deliver this Guaranty to induce Lender to make the Loan to Borrower.

Agreements

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, Guarantor hereby covenants and agrees as follows:

1.

DEFINITIONS AND GENERAL RULES OF CONSTRUCTION

1.1.

Definitions. In this Guaranty, all defined terms shall be capitalized and shall have the meaning given on Exhibit A attached hereto and incorporated herein.

1.2.

Tense; Gender; Section Headings. In this Guaranty, the singular includes the plural and vice versa. Each reference to any gender also applies to any other gender. The section headings are for convenience only and are not part of this Guaranty.

2.

GUARANTY

2.1.

Guaranty of Payment and Performance. Subject to the limitations set forth in Section 2.2 of this Guaranty, Guarantor unconditionally and irrevocably guarantees to Lender: (a) the full and punctual payment of all past, present, and future indebtedness, liabilities, and obligations of Borrower to Lender of any kind, nature, and description whatsoever in connection with the Loan, when and as the same shall become due and payable; and (b) the performance of all of Borrower’s obligations under the Loan Documents. This Guaranty is an unconditional guaranty of payment and performance and not a guaranty of collection. This Guaranty is a continuing guaranty which shall remain in full force and effect until all amounts payable by Borrower to Lender under the Loan Documents have been paid in full; and no Guarantor shall be released from any obligations to Lender under this Guaranty as long as any amount payable by Borrower to Lender under the Loan Documents is not satisfied, settled or paid in full. The obligations of payment and performance described in this Section 2.1 are collectively called “Guaranteed Obligations.”

2.2.

Limitations on Liability. The liability of each Guarantor for the outstanding principal balance of the Loan shall be several and shall equal the Recourse Amount. “Recourse Amount” means (a) $375,000 until such time as Lender determines, in its sole discretion, that Borrower’s financial performance for the preceding 6 month period is acceptable to Lender, as evidenced by written notice from Lender to Borrower (“First Trigger Date”), (b) $187,500 from the First Trigger Date until such time as Lender determines, in its sole discretion, that Borrower’s financial performance for the preceding 12 month period is acceptable to Lender, as evidenced by written notice from Lender to Borrower, and (c) $0 at all times thereafter. Guarantors shall be jointly and severally liable for 100% of interest on the full outstanding principal balance of the Loan and costs of collection. Notwithstanding anything to the contrary contained in this Section 2.2: (a) the liability of each Guarantor shall not be reduced by any payment received by Lender from Borrower, any other Guarantor or any other Person, or from proceeds of any collateral for the Loan until all amounts due on the Loan other than those for which such Guarantor are liable have been paid in full; and (b) Guarantors shall be at all times jointly and severally liable for all losses incurred by Lender arising from (i) fraud by Borrower, either Guarantor or any other Obligor; (ii) diminution in the value of any collateral for the Loan caused by waste by

Borrower, any Guarantor or any other Obligor; (iii) the failure to pay taxes or insurance premiums with respect to any collateral for the Loan; (iv) the misapplication of any funds now or hereafter constituting collateral for the Loan; or (v) the failure of Borrower, any Guarantor or any other Obligor to do any act required by any covenant of further assurances set forth in the Loan Documents.

2.3.

Form of Payment. All payments under this Guaranty shall be made to Lender in immediately available funds, without reduction by any recoupment, set-off, counterclaim or cross-claim against Lender.

2.4.

Guarantor’s Obligations are Absolute. The obligations of Guarantor under this Guaranty are joint and several, absolute and unconditional, and are not subject to any counterclaim, set-off, recoupment, deduction or defense based upon any claim any Guarantor may have against Lender, Borrower or any other Obligor and shall remain in full force and effect without regard to, and shall not be released, discharged or terminated or in any other way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof), including without limitation: (a) any amendment or modification of, or extension of time for payment of any of the principal of, interest on or other amounts payable under, the Loan Documents (except that the liability of Guarantor under this Guaranty shall be deemed to apply to the Loan Documents as so amended or modified or to the payment of all amounts so extended); (b) any exercise or non-exercise by Lender of any right, power or remedy under or in respect of the Loan Documents, or any waiver, consent, forbearance, indulgence or other action, inaction or omission by Lender under or in respect of the Loan Documents; (c) any assignment, sale or other transfer of Borrower’s interest in all or any part of the real or personal property which at any time constitutes collateral for the payment of the Guaranteed Obligations, including without limitation a conveyance of such property by Borrower to Lender by deed in lieu of foreclosure; (d) any bankruptcy, insolvency, reorganization, adjustment, dissolution, liquidation or other like proceeding involving or affecting Borrower, any Obligor or Lender or their respective properties or creditors, or any action taken with respect to the Loan Documents by any trustee or receiver of Borrower, any Obligor or Lender or by any court, in any such proceeding; (e) any invalidity or unenforceability, in whole or in part, of any term or provision of the Loan Documents or incapacity or lack of authority of Borrower or any Obligor to enter into the Loan Documents; (f) any release, compromise, settlement or discharge with respect to all or any portion of the obligations of Borrower or any Obligor under the Loan Documents; (g) any acceptance of additional or substituted collateral for payment of the Guaranteed Obligations or any release or subordination of any collateral held at any time by Lender as security for the payment of the Guaranteed Obligations; (h) any resort to Guarantor, or any of them, for payment of all or any portion of the Guaranteed Obligations, whether or not Lender shall have resorted to any collateral securing the Guaranteed Obligations or shall have proceeded against Borrower or any Obligor, it being intended that Lender may pursue its rights under this Guaranty at any time or times; or (i) any waiver by Lender of any breach of the Loan Documents by Borrower or any Obligor. No exercise, delay in exercise or non-exercise by Lender of any right hereby given it, no dealing by Lender with Borrower, any Obligor or any other Person, no change, impairment or suspension of any right or remedy of Lender, and no act or thing which, but for this provision, could act as a release or exoneration of the liabilities of Guarantor under this Guaranty, shall in any way affect, decrease, diminish or impair any of the obligations of any Guarantor under this Guaranty, or give any Guarantor or any other Person any recourse or defense against Lender.

2.5.

Election of Remedies. This Guaranty may be enforced from time to time, as often as occasion therefor may arise, and without any requirement that Lender must first exercise any rights against Borrower or any other Person or exhaust any remedies available to it against Borrower under the Loan Documents or against any other Person or resort to any collateral at any time held by it for performance of the Guaranteed Obligations or any other source or means of obtaining payment of any of the Guaranteed Obligations.

2.6.

Preferences, Fraudulent Conveyances, Etc. If Lender is required to refund, or voluntarily refunds, any payment received from Borrower because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preference, fraudulent conveyance, impermissible setoff or a diversion of trust funds under the Code or for any similar reason, including without limitation any judgment, order or decree of any court or administrative body having jurisdiction over Lender or any of its property, or any settlement or compromise of any claim effected by Lender with Borrower or any other claimant, then Guarantor’s liability to Lender shall continue in full force and effect, or Guarantor’s liability to Lender shall be reinstated, as the case may be, with the same effect and the same extent as if such payment had not been received by Lender, notwithstanding the cancellation or termination of the Note, this Guaranty or any of the other Loan Documents. In addition, Guarantor shall pay, or reimburse Lender for, all expenses (including reasonable attorneys’ fees, court costs and related disbursements) incurred by Lender in the defense of any claim that a payment received by Lender in respect of all or any part of the Guaranteed Obligations must be refunded. The provisions of this Section shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment, court order or any federal or state law.

3.

REPRESENTATIONS AND WARRANTIES

3.1.

Representations and Warranties. Guarantor represents and warrants to Lender as follows:

a.

Authorization. Each Guarantor has the power and authority to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery, and performance of this Guaranty and any other Loan Documents executed and delivered by such Guarantor.

b.

Financial Statements. The financial statements of Guarantor delivered to Lender prior to the date of this Guaranty are true and correct in all material respects and fairly present the financial condition of Guarantor as of their respective dates, and no material adverse change has occurred in the financial condition of any Guarantor since the respective dates thereof.

c.

No Litigation. There are no actions, suits, or proceedings pending or, to the knowledge of any Guarantor, threatened against any Guarantor at law or in equity or before or by any governmental authority which have not been previously disclosed to Lender; and to each Guarantor’s knowledge, no Guarantor is in default with respect to any order, writ, injunction, decree, or demand of any court or any governmental authority.

d.

No Breach of Other Agreements. The consummation of the transactions contemplated by this Guaranty and the performance of this Guaranty and the other Loan Documents will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, loan or credit agreement, or any other instrument to which any Guarantor is a party or by which any Guarantor may be bound or affected.

e.

Tax Returns. Each Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims against any Guarantor have been assessed or are unpaid with respect to any such taxes.

f.

Condition of Borrower. Each Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon such Guarantor’s own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement made by Lender. Each Guarantor represents and warrants that such Guarantor is in a position to obtain, and such Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower’s financial condition and any other matters pertinent to such Guarantor’s decision to execute and deliver this Guaranty as such Guarantor may desire, and no Guarantor is relying upon or expecting Lender to furnish to any Guarantor any information now or hereafter in Lender’s possession concerning the same or any other matter. By executing this Guaranty, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks each Guarantor acknowledges.

g.

USA Patriot Act. No Guarantor, no Obligor, and no affiliate of any Guarantor or any Obligor is identified in any Blocked Persons List.

3.2.

Continuing Nature of Representations and Warranties. Unless Lender is notified to the contrary in writing, the representations and warranties made by Guarantor in Section 3.1 shall remain true and accurate in all respects until all Guaranteed Obligations have been paid and satisfied in full.

4.

ADDITIONAL COVENANTS OF GUARANTOR

4.1.

Reporting Requirements. Guarantor shall submit to Lender: (a) within 90 calendar days after the end of each calendar year, annual personal financial statements of each Guarantor, in form and substance acceptable to Lender; (b) within 30 calendar days after filing, copies of federal and state income tax returns of each Guarantor; and (c) such other information as Lender may request in Lender’s sole discretion. The costs of submitting all financial statements and other reports required by this Section shall be paid by Guarantor.

4.2.

Hazardous Waste Indemnification. Guarantor shall indemnify and hold Lender harmless against any loss, liability, or expense, resulting from or in connection with: (a) past, present, or future violations of any federal, state, or local law, rule, ordinance or regulation or any order or decree of any court or other governmental authority having jurisdiction relating to any discharge, spillage, uncontrolled loss, seepage, filtration, storage or use of Hazardous Materials which may be located in, on or near any property of Borrower on which Lender has a Lien; or (b) the past, present, or future existence of any Hazardous Materials in, on or near any such property.

4.3.

Subordination. Each Guarantor subordinates the payment of any and all present and future indebtedness, liabilities, and obligations of any nature whatsoever of Borrower and each other Obligor to such Guarantor, whether direct or indirect, liquidated or contingent, primary or secondary, alone or jointly with others, due or to become due, secured or unsecured, now existing or hereafter created, including without limitation all principal, interest, expense payments, liquidation costs, and attorneys’ fees and expenses owed or incurred in connection with any of the foregoing indebtedness, to the payment of the Guaranteed Obligations. So long as all or any part of the Guaranteed Obligations remains unpaid, no Guarantor shall, without the prior written consent of Lender, ask, demand, sue for, set off, accept, or receive any payment of all or any part of such indebtedness, liabilities and obligations of Borrower or any other Obligor to such Guarantor. No Guarantor shall subordinate, assign, or transfer to any other Person all or any part of such indebtedness, liabilities and obligations of Borrower or any other Obligor to such Guarantor without the prior written consent of Lender.

4.4.

USA Patriot Act. Guarantor shall immediately notify Lender in writing if any Guarantor becomes aware that Borrower, any Guarantor, any other Obligor or any affiliate of Borrower, any Guarantor or any other Obligor is identified in any Blocked Persons List.

5.

DEFAULT AND REMEDIES

5.1.

Events of Default. The occurrence of any one or more of the following events shall constitute an Event of Default under this Guaranty: (a) the failure of Guarantor to pay to Lender when and as due and payable any and all amounts payable by Guarantor to Lender under the provisions of this Guaranty; (b) the failure of Guarantor to perform, observe, or comply with any of the provisions of this Guaranty; (c) the occurrence of an event of default (as defined therein) under any of the Loan Documents; (d) the failure of any representation or warranty contained in this Guaranty or any information contained in any financial statement, application, schedule, report, or any other document given to Lender by Borrower or any Guarantor in connection with the Loan or this Guaranty to be true, accurate and complete in all material respects and not misleading in any material respect; (e) if any Guarantor generally is unable to pay debts as they mature; (f) the filing of any petition for relief under the Code or any similar federal or state statute by any Guarantor; (g) the filing of any petition for relief under the Code or any similar federal or state statute against any Guarantor, which petition is not unconditionally dismissed within 60 days after it is filed; (h) an application for the appointment of a receiver or custodian for, the making of a general assignment for the benefit of creditors by, or the insolvency of any Guarantor; (i) the transfer of assets by any Guarantor for other than reasonably equivalent value except for customary charitable and political contributions, family gifts and transfers for estate planning purposes; (j) the death of any Guarantor; (k) if any Guarantor should become a “Disabled Person” as defined by the Estates and Trusts Article of the Annotated Code of Maryland; (l) a material adverse change in the financial condition of any Guarantor; or (m) a default by any Guarantor with respect to any loan or guaranty obligation owed by such Guarantor to Lender or to any other lender, which default remains uncured beyond any applicable cure period.

5.2.

Remedies. Upon the occurrence of an Event of Default, in addition to all other rights and remedies available to Lender under the Loan Documents and applicable law, Lender shall have the following rights and remedies:

a.

Acceleration. Lender may declare an amount equal to any or all of the then unpaid balance of the Guaranteed Obligations (whether then due or not) to be immediately due and payable by Guarantor.

b.

Confession of Judgment. Each Guarantor authorizes any attorney designated by Lender or any clerk of any court of record to appear for Guarantor and confess judgment against such Guarantor in favor of Lender for the full amount of the Guaranteed Obligations, plus court costs, plus attorneys’ fees equal to 15% of the amount due, all without prior notice or opportunity of any Guarantor for prior hearing, without stay of execution or right of appeal, and expressly waiving the benefit of all exemption laws and any irregularity or error in entering any such judgment. No single exercise of the power to confess judgment granted in this paragraph shall exhaust the power, regardless of whether such exercise is ruled invalid, void or voidable by any court. The power to confess judgment granted in this paragraph may be exercised from time to time as often as Lender may elect. Notwithstanding Lender’s right to obtain a judgment for attorneys’ fees in the amount described in this paragraph, Lender shall be entitled to collect only such attorneys’ fees as are incurred by Lender in accordance with Section 5.3 of this Guaranty.

c.

Damages; Specific Performance. Lender, at its option, may proceed to enforce the provisions of this Guaranty at law or in equity, including without limitation by a judgment or judgments against any Guarantor for damages or by specific performance.

5.3.

Enforcement Expenses. Guarantor shall indemnify and hold Lender harmless against any loss, liability, or expense, including reasonable attorneys’ fees and disbursements and any other fees and disbursements, that may result from any failure of Guarantor to pay or perform any of the Guaranteed Obligations when and as payment or performance is due or that may be incurred by or on behalf of Lender in enforcing any obligation of Borrower or of any Obligor to pay or perform any of the Guaranteed Obligations and any obligations and liabilities of Guarantor under this Guaranty.

6.

MISCELLANEOUS

6.1.

Notices. All notices, demands, requests and other communications required under this Guaranty shall be in writing and shall be deemed to have been properly given if sent by hand delivery, Federal Express (or similar overnight courier service), or by United States certified mail (return receipt requested), postage prepaid, addressed to the party for whom it is intended at its address hereinafter set forth:

If to Lender:

American Bank

12211 Plum Orchard Drive, Suite 300

Silver Spring, Maryland 20904

Attention:  Dennis N. Argerson

Chief Lending Officer

If to Guarantor:

Scott Rutherford

534 Heavitree Hill

Severna Park, Maryland 21146

Chandra Brechin

2214 Clove Terrace

Baltimore, Maryland 21209

Notice shall be deemed given as of the date of hand delivery, as of the date specified for delivery if by overnight courier service or as of 2 days after the date of mailing, as the case may be.

6.2.

No Waiver. No delay in the exercise of, or failure to exercise, any right, remedy, or power accruing upon any default or failure of any Guarantor in the performance of any obligation under this Guaranty shall impair any such right, remedy, or power or shall be construed to be a waiver thereof, but any such right, remedy, or power may be exercised from time to time and as often as may be deemed by Lender expedient. Lender need not give notice to any Guarantor in order to entitle Lender to exercise any right, remedy, or power reserved to Lender in this Guaranty. If Guarantor defaults in the performance of any obligation under this Guaranty, and the default is waived by Lender, the waiver shall be limited to the particular default so waived. No waiver, amendment, release, or modification of this Guaranty shall be established by conduct, custom, or course of dealing.

6.3.

Severability. If any term of this Guaranty or any obligation under this Guaranty is held to be invalid, illegal, or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby. The obligations and liabilities of Guarantor under this Guaranty shall not be affected, impaired, lessened, modified, waived, or released by the invalidity or unenforceability of any or all of the Loan Documents.

6.5.

Modifications. Neither this Guaranty nor any term hereof may be terminated, amended, supplemented, waived, released, or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver, release, or modification is sought.

6.5.

Choice of Law. This Guaranty shall be deemed to be made in, and governed by, construed and enforced in accordance with the laws of, the State of Maryland (without regard to principles of conflicts of laws).

6.6.

Binding Effect. All covenants and agreements of Guarantor set forth in this Guaranty shall bind Guarantor’s heirs, personal representatives, successors, and assigns and shall inure to the benefit of, and be enforceable by, Lender and its successors and assigns, including without limitation any holder of any or all of the Loan Documents.

6.8.

Counterparts. This Guaranty may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

6.8.

Joint and Several Liability. All liabilities of each Guarantor under this Guaranty shall be joint and several with the obligations of every other Obligor.

6.9.

Time of Essence. Time is of the essence of this Guaranty.

7.

CONSENTS AND WAIVERS

7.1.

Consent to Action by Lender. Each Guarantor hereby consents that at any time and from time to time, Lender, without in any manner affecting, impairing, lessening, modifying, waiving, or releasing any or all of the obligations and liabilities of any Guarantor under this Guaranty, may do any one or more of the following, all without notice to, or further consent of, any Guarantor, and with or without consideration: (a) renew, extend, or change the time or terms for payment of any of the Guaranteed Obligations or any renewals or extensions thereof, including without limitation the Note or any renewals or extensions thereof ; (b) extend or change the time or terms for performance of any other obligations, covenants, or agreements under the Loan Documents of Borrower, any Obligor, or any other party to the Loan Documents; (c) modify, amend, change, compromise, settle, substitute, exchange, sell, assign, collect, release, terminate, waive, surrender, or otherwise deal with in any manner satisfactory to Lender (i) any or all of the provisions of any or all of the Loan Documents, (ii) any or all of the Guaranteed Obligations, (iii) any or all of the obligations and liabilities of such Guarantor under this Guaranty or under any or all Loan Documents to which such Guarantor is a party or any or all property or other security given at any time as collateral by such Guarantor, (iv) any Obligor or any or all other parties to any or all of the Loan Documents, and (v) any or all property or other security now or hereafter serving as collateral for any or all of the Guaranteed Obligations or under any or all of the Loan Documents; (d) receive additional property or other security as collateral for any or all of the Guaranteed Obligations or under any or all of the Loan Documents; (e) fail, omit, lack diligence, or delay to enforce, assert, or exercise any right, power, privilege, or remedy conferred upon Lender under the provisions of any of the Loan Documents or under applicable law; (f) grant consents or indulgences or take action or omit to take action under any or all of the Loan Documents; and (g) apply any payment received by Lender of, or on account of, any of the Guaranteed Obligations from Borrower, from any other Obligor, or from any source other than such Guarantor to the Guaranteed Obligations in whatever order and manner Lender elects, and any payment received by Lender from such Guarantor for or on account of this Guaranty may be applied by Lender to any of the Guaranteed Obligations in whatever order and manner Lender elects. Guarantor is not a beneficiary of the Loan Agreement, and Lender shall have no obligation to Guarantor to ensure that the proceeds of the Loan are actually used for the purposes described in the Loan Agreement.

7.2.

Assignment; Participations. Lender, without notice to, or consent of any Guarantor, may sell, assign, or transfer to any Person or Persons all or any part of the Guaranteed Obligations (including a participation in the Guaranteed Obligations), and each such Person or Persons shall have the right to enforce this Guaranty as fully as Lender, provided that Lender shall continue to have the unimpaired right to enforce this Guaranty as to so much of the Guaranteed Obligations that it has not sold, assigned, or transferred. Lender shall have the right to divulge to any such assignee, participant or potential assignee or participant all information, reports, financial statements, and documents obtained in connection with this Guaranty, any of the Loan Documents, or otherwise. Each Guarantor further releases, acquits and forever discharges Lender and its agents from all liability, claims, actions, or causes of action for disclosure of confidential financial records under the Maryland Confidential Financial Records Act, Section 1-301 et seq., Financial Institutions Article, Annotated Code of Maryland, or any other applicable federal or state statute or common law.

7.3.

Waiver of Notice, Presentment, Etc. Each Guarantor unconditionally waives: (a) notice of the execution and delivery of the Loan Documents; (b) notice of Lender’s acceptance of and reliance on this Guaranty or of the making of the Loan to Borrower, or of the creation of any of the Guaranteed Obligations; (c) presentment, demand, dishonor, protest, notice of nonpayment, and notice of dishonor of the Guaranteed Obligations, the Loan Documents, and any property or other security serving at any time as collateral under the Loan Documents; and (d) all notices required by statute, rule of law, or otherwise to preserve any rights against any Guarantor under this Guaranty or under any of the Loan Documents, including without limitation any demand, proof, or notice of nonpayment of any of the Guaranteed Obligations by Borrower or any Obligor and notice of any failure or default on the part of Borrower or any Obligor to perform or comply with any term of any of the Loan Documents to which Borrower or any Obligor is a party.

7.4.

Waiver of Homestead or Exemption Rights. Each Guarantor waives and renounces, for himself or herself and his or her family, any and all homestead or exemption rights any of them may have under or by virtue of the Constitution or laws of any State or of the United States or the District of Columbia with respect to the liability and obligation arising under this Guaranty. Each Guarantor hereby transfers, conveys, and assigns to Lender a sufficient amount of any homestead or exemption that may be allowed to such Guarantor, including any such homestead or exemption that may be set apart in bankruptcy, to pay the obligations created by this Guaranty in full, with all costs of collection. Each Guarantor hereby directs any party having possession of such homestead or exemption, including a trustee in bankruptcy, to deliver to Lender a sufficient amount of property or money set apart as exempt to pay such Guarantor’s obligations arising under this Guaranty.

7.5.

Waiver of Subrogation Rights. Until such time as the provisions of this Guaranty are no longer in effect, each Guarantor unconditionally waives any right to subrogation against Lender and any right to subrogation, reimbursement, and indemnity against any property or other security for any or all of the Guaranteed Obligations or under any or all of the Loan Documents. Notwithstanding any provision of this Guaranty to the contrary, if any Guarantor is or becomes an “insider” as defined from time to time in Section 101 of the Code with respect to Borrower or any Obligor, then any such Guarantor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, reimbursement, or any similar rights against Borrower or any Obligor with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law, as well as all other “claims” as defined from time to time in Section 101 of the Code against Borrower or any Obligor, it being the intention of the parties that no Guarantor shall be deemed to be a “creditor” (as defined in Section 101 of the Code) of Borrower or any such Obligor in the event that Borrower or any such Obligor becomes a debtor in any proceeding under the Code. Each Guarantor intends for Borrower and each Obligor to be third-party beneficiaries of the waivers given in this Section.

7.6.

Consent to Jurisdiction and Venue. Each Guarantor consents to the nonexclusive jurisdiction of any and all state and federal courts in the State of Maryland with jurisdiction over such Guarantor and such Guarantor’s assets. Each Guarantor agrees that such assets shall be used first to satisfy all claims of creditors organized or domiciled in the United States of America, and that no assets of any Guarantor in the United States of America shall be considered part of any foreign bankruptcy estate. Each Guarantor agrees that any controversy arising under or in relation to this Guaranty or any of the other Loan Documents shall be litigated exclusively in the State of Maryland. The state and federal courts and authorities with jurisdiction in the State of Maryland shall have nonexclusive jurisdiction over all controversies which may arise under or in relation to this Guaranty and any security for the debt evidenced by this Guaranty, including without limitation those controversies relating to the execution, interpretation, breach, enforcement or compliance with this Guaranty or any other issue arising under, related to, or in connection with any of the Loan Documents. Each Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from this Guaranty or any other Loan Document, and waives any other venue to which he, she or it might be entitled by virtue of domicile, habitual residence or otherwise.

7.7.

Jury Trial Waiver. Each Guarantor and Lender jointly waive trial by jury in any action or proceeding to which any Guarantor and Lender may be parties, arising out of or in any way pertaining to this Guaranty or any of the other Loan Documents. It is agreed and understood that this waiver constitutes a waiver of trial by jury of all claims against all parties to such actions or proceedings, including claims against parties who are not parties to this Guaranty. This waiver is knowingly, willingly and voluntarily made by each Guarantor, and each Guarantor hereby represents that no representations of fact or opinion have been made by any individual to induce this waiver of trial by jury or to in any way modify or nullify its effect. Each Guarantor further represents that it has been represented in the signing of this Guaranty and in the making of this waiver by independent legal counsel, selected of its own free will, and that it has had the opportunity to discuss this waiver with counsel.

IN WITNESS WHEREOF, Guarantor has signed, sealed, and delivered this Guaranty as of the day and year first written above.

WITNESS:	GUARANTOR:

/s/ Fawn Bennett	/s/ Scott Rutherford	(SEAL)
SCOTT RUTHERFORD

/s/ Fawn Bennett	/s/ Chandra Brechin	(SEAL)
CHANDRA BRECHIN

EXHIBIT A

Blocked Persons List means any list of known or suspected terrorists published by any United States government agency, including, without limitation, (i) the annex to Executive Order 13224 issued on September 23, 2001 by the President of the United States and (ii) the Specially Designated Nationals List published by the United States Office of Foreign Assets Control.

Borrower means Tactical Solution Partners, Inc., a Delaware corporation.

Code means the United States Bankruptcy Code, as amended from time to time.

Event of Default means any of the events described in Section 5.1 of this Guaranty.

Guaranteed Obligations has the meaning ascribed to it in Section 2.1 of this Guaranty.

Guarantor means, individually or collectively as the context may require, all Persons who execute this Guaranty as Guarantor.

Guaranty means this Guaranty Agreement, including all schedules and exhibits hereto, if any, as it may be amended, restated, extended, consolidated or increased from time to time.

Hazardous Materials means any oil, petroleum or chemical liquids or solids, liquid or gaseous products or any hazardous waste or hazardous substance, as those terms are used in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or in any other federal, state or local law governing hazardous substances, as such laws may be amended from time to time.

Lender means American Bank.

Loan means the loan from Lender to Borrower in the maximum principal amount of $1,500,000, which is evidenced by the Note.

Loan Agreement means the Loan and Security Agreement of even date herewith between Borrower and Lender, as it may be amended, restated or extended from time to time.

Loan Documents means the Loan Agreement, the Note and all other documents evidencing or securing any part of the Loan.

Note means the Promissory Note of even date herewith in the original principal amount of $1,500,000 made by Borrower payable to the order of Lender, as it may be amended, restated, extended, consolidated or increased from time to time.

Obligor means any Person other than Borrower who may at any time now or hereafter be primarily or secondarily liable for any or all of the Guaranteed Obligations, including without limitation each Guarantor and any other maker, endorser, surety, or guarantor of all or a portion of the Guaranteed Obligations or any Person who is now or hereafter a party to any of the Loan Documents.

Person means an individual, an estate, a trust, a corporation, a partnership, a limited liability company, a government or governmental agency or instrumentality and any other legal entity.

Recourse Amount has the meaning ascribed to it in Section 2.2.

First Trigger Date has the meaning ascribed to it in Section 2.2.